                                                                    EXHIBIT 99.1

                       Banc One Credit Card Master Trust
                    Trust Performance by Series - May 2001
                            Excess Spread Analysis


----------------------------------------------------------
Series                                              1996-A
Deal Size                                          $500 MM
Expected Maturity                                  5/15/03
----------------------------------------------------------

Yield                                               21.15%
Less   Coupon                                        4.50%
       Servicing Fee                                 1.50%
       Net Credit Losses                             8.31%
Excess Spread:
       May-01                                        6.85%
       April-01                                      6.79%
       March-01                                      6.71%
Three Month Average Excess Spread                    6.78%

Delinquency:
       30 to 59 Days                                 1.83%
       60 to 89 Days                                 1.26%

       90+ Days                                      2.36%
       Total                                         5.44%

Payment Rate                                        12.96%
----------------------------------------------------------